UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
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AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO V.I. UTILITIES FUND
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
February 10, 2014
Dear Shareholder/Contract Owner:
     AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) will hold a special meeting of Shareholders (the “Meeting”) on March 26, 2014 at 2:00 p.m. Eastern Time, at 1555 Peachtree Street N.E., Suite 1800, Atlanta, GA 30309. The purpose of the Special Meeting is to vote on an important proposal affecting the Invesco V.I. Utilities Fund (the “Fund”). This package contains important information about the proposal, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.
     The independent trustees of the Board of Trustees of the Trust (the “Board”) believe that the proposal in the attached proxy statement is in the best interest of the Fund and seeks your vote in favor of the proposal described briefly below.
     The Board is requesting that you:
     Approve the elimination of the Fund’s fundamental investment restriction that requires the Fund to concentrate (as that term may be defined or interpreted by the Investment Company Act of 1940, as amended, and by the federal securities laws, interpretations and exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries.
     The Fund may also transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.
     The Board is recommending this change to allow the Fund to implement desired changes to its name, investment objective and strategies, portfolio managers, and benchmark which will permit the Fund to transition from a utilities-focused fund to a managed volatility fund, as described in this Proxy Statement.
     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy / voting instruction card in the enclosed postage paid return envelope. If you attend the Meeting, you may vote your shares in person. If you expect to attend the Meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy / voting instruction card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.
Sincerely,
Philip A. Taylor
President and Principal Executive Officer

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO V.I. UTILITIES FUND
11 Greenway Plaza, Suite 1000
Houston, Texas 77046-1173
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 26, 2014
     A special meeting (the “Meeting”) of the shareholders of the Invesco V.I. Utilities Fund (the “Fund”), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) will be held on March 26, 2014 at 1555 Peachtree Street N.E., Suite 1800 Atlanta, GA 30309 at 2:00 p.m. Eastern Time. The Meeting is to vote on the following proposal:
     Approve the elimination of the Fund’s fundamental investment restriction that requires the Fund to concentrate (as that term may be defined or interpreted by the Investment Company Act of 1940, as amended, and by the federal securities laws, interpretations and exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries.
     Shareholders of record of the Fund as of the close of business on January 6, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.
     The Fund is generally sold only to separate accounts of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). Individual Variable Contract owners (“Contract Owners”) are not the shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. However, except as otherwise might be required, each Participating Insurance Company will offer Contract Owners the opportunity to instruct it as to how it should vote shares of a Fund held by it in its separate accounts on the proposal to be considered at the Meeting. Contract Owners may provide voting instructions to the appropriate Participating Insurance Company on how to vote shares of the Fund attributable to their Variable Contract at the Meeting or any adjournment or postponement of the Meeting.
     The Board of Trustees of the Trust (the “Board”) requests that the Participating Insurance Companies and any other direct shareholders of the Fund vote their shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope. If you are a Contract Owner, the Participating Insurance Companies request that you provide voting instructions by completing the enclosed voting instruction form and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet, if available, using the instructions on the voting instruction form.
     The Board recommends that you cast your vote FOR the above proposal as described in the Proxy Statement. The Proxy Statement is available at: https://www.proxy-direct.com/inv-25149.
     Please sign and promptly return each proxy/voting instruction card in the postage paid return envelope regardless of the number of shares owned. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form to the appropriate Participating Insurance Company.
Mr. Philip Taylor
President and Principal Executive Officer
February 10, 2014

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(800) 410-4246
PROXY STATEMENT
February 10, 2014
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
What is the Special Meeting?
A special meeting (the “Meeting”) of the shareholders of the Invesco V.I. Utilities Fund (the “Fund”), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) will be held on March 26, 2014 at 1555 Peachtree Street N.E., Suite 1800 Atlanta, GA 30309 at 2:00 p.m. Eastern Time. The Meeting is to vote on the proposal described below.
Why Did We Send You This Proxy Statement?
     The Fund generally is sold only to separate accounts (the “Accounts”) of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). The Accounts may invest in shares of the Fund in accordance with allocation instructions received from owners of the Variable Contracts (“Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Variable Contracts, are further described in the applicable Variable Contract prospectus. Individual Contract Owners are not the shareholders of the Fund. Rather, the Participating Insurance Companies and their Accounts are the shareholders. However, each Participating Insurance Company offers Contract Owners the opportunity to instruct it as to how it should vote shares of the Fund held by it and the Accounts attributable to the Contract Owner’s Variable Contract on the proposal to be considered at the Meeting. This Proxy Statement is provided to Contract Owners entitled to give voting instructions. Each Participating Insurance Company hereby solicits voting instructions from its Contract Owners with respect to the shares of the Fund attributable to such Variable Contracts. The Board of Trustees of the Trust (the “Board”) hereby solicits proxies from shareholders of the Fund, including each Participating Insurance Company and its Accounts. This Proxy Statement contains information that a Contract Owner should know before providing voting instructions on the Proposal that is described herein.
     We are sending you this Proxy Statement and the enclosed proxy card or voting instruction form because (1) the Board is soliciting proxies from the Participating Insurance Companies and any other direct owners of Fund shares and (2) the Participating Insurance Companies are soliciting your voting instructions on how to vote shares of the Fund attributable to your Variable Contract at the Meeting and at any adjournments of the Meeting.
     For purposes of this Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Contract Owners and to Accounts and Participating Insurance Companies, as direct owners of Fund shares, and any other direct shareholders of the Fund, unless the context otherwise requires.
What is the Proposal to Be Voted on at the Special Meeting?
     At the Meeting, shareholders of the Fund will be asked to consider the following proposal:
     Approve the elimination of the Fund’s fundamental investment restriction that requires the Fund to concentrate (as that term may be defined or interpreted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and by the federal securities laws, interpretations and exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries (hereinafter, “Proposal”).

     The proposed elimination of this fundamental restriction will permit the Fund to transition from a utilities securities-based fund to a managed volatility fund. As part of this transition, the Fund will also implement related changes to its name, investment objective, principal investment strategies, and non-fundamental restrictions, which were approved by the Board at a meeting held on December 4, 2013, as well as changes to the benchmark and portfolio managers. While these changes do not, in and of themselves, require shareholder approval, elimination of the fundamental restriction does require shareholder approval.
     Shareholders may also transact any other business currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.
     The Board has approved the Proposal and has determined that the Proposal is in the best interests of the Fund. If shareholders of the Fund do not approve the Proposal, the Board may consider what further action is appropriate for the Fund.
What Other Changes Will Be Made to the Fund If Shareholders Approve Eliminating the Fundamental Restriction?
     The Board has approved certain other changes that will take effect only if shareholders approve the Proposal. These include the following:
•	Renaming the Fund as “Invesco V.I. Managed Volatility Fund;”

•	Adopting a new investment objective to seek both capital appreciation and current income while managing portfolio volatility;

•	Adopting principal investment strategies that requires the Fund to invest primarily in equity and fixed income securities, derivatives, and other instruments that have economic characteristics similar to such securities as well as derivatives to decrease the volatility level of the Fund’s annual returns;

•	Removing the Fund’s non-fundamental investment restrictions related to the utilities industry;

•	Changing the Fund’s portfolio managers;

•	Changing the Fund’s benchmarks; and

•	Making an additional distribution to Fund shareholders of any capital gains realized from the repositioning of the Fund’s portfolio.
     Each of these changes is described in greater detail in this Proxy Statement. Management will reevaluate whether to make the above changes if the Proposal is not approved. Please refer to “Proposal — Approval of Elimination of a Fundamental Investment Restriction” for more information about these changes.
How Will the Fund’s Investments be Affected by the Proposed Change to the Fund’s Investment Strategy?
     Currently, the Fund is a sector fund that invests at least 80% of its net assets in securities of issuers engaged in utilities-related industries. If the Proposal is approved, the Fund will invest primarily in equity and fixed income securities, derivatives and other instruments that have economic characteristics similar to such securities that will produce income and derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns. The Fund may sell futures to target a maximum annual volatility level for the Fund’s annual returns of approximately 10%. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of those changes. Volatility is not a measure of investment performance.
     While this new strategy may still include investments in utilities-related issuers, the Fund’s investments will be more broadly diversified to include income-producing securities in other sectors such as Consumer Staples, Health Care and Energy, among others. To effect this change, a portion of the Fund’s current investments in utilities-related securities would be sold and the Fund would purchase securities that produce income and decrease volatility, resulting in the holdings in the Fund’s portfolio being significantly different than the holdings under the current strategy. The tax impact and transaction costs associated with this repositioning are described below and under the “What is the Federal Tax Impact of the Portfolio Repositioning Resulting from the Proposed Changes?” section of this Proxy Statement.
Why is the Board Proposing This Change to the Fund’s Investment Strategy?
     Under the new investment strategy, Invesco Advisers, Inc., the Fund’s investment adviser (the “Adviser”) will seek to deliver both capital appreciation and current income while managing portfolio volatility. The Adviser believes, and the Board considered, that the proposed new investment strategy would greatly expand the pool of potential investments for the Fund by permitting the Fund to focus on investments outside of the utilities sector. This will also allow investors to diversify their sources of income through the Fund’s proposed broader investment mandate, while still providing an opportunity for growth in capital. Additionally, the Adviser can provide greater downside protection versus the broad market under the proposed strategy. The changes to the Fund are also expected to decrease sector-specific volatility over a full market cycle while maintaining capital appreciation and income bias by investing in a broader range of sectors and holding a greater number of issuers. Finally, the Adviser believes, and the Board considered, that this change will broaden the distribution appeal of the Fund to investors seeking a balanced portfolio with capital appreciation and current income while managing portfolio risk versus the Fund’s current, single sector investment strategy.
Will the Proposal Result in any Federal Tax Impact to the Fund?
     For federal income tax purposes, the Participating Insurance Companies and the Accounts are treated as shareholders of the Fund, rather than the Contract Owners. Accordingly, the repositioning will not be taxable to Contract Owners so long as the Variable Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code (the “Code”) or as annuity contracts under Section 72 of the Code. This is because the Contract Owners are not taxed currently on income or gains realized under such Variable Contracts until such time that the Contract Owners draw on their Variable Contracts. Thus, the federal income tax considerations discussed below generally do not apply to Contract Owners except that such Contract Owners will bear their proportionate share of any transaction costs, such as commissions, resulting from the repositioning of the portfolio.
     The repositioning of the Fund as a managed volatility fund will result in the sale of a substantial portion of the Fund’s portfolio securities as the Fund’s portfolio managers align the portfolio with the new investment strategy. These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders of the Fund will depend upon a variety of factors, including the Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Based on net unrealized appreciation in portfolio investments at June 30, 2013 on a book basis, the Fund would realize an estimated $14,580,000 of capital gains ($3.86 per share; 22.04% of NAV), assuming that 95% of its portfolio investments are sold on a pro-rata basis. However, in light of the tax-favored status of the Fund’s shareholders, which are separate accounts of life insurance companies, neither the sale by the Fund of a substantial portion of its assets nor the distribution by the Fund of any such realized capital gains should result in any material adverse federal income tax consequences to shareholders.
     The Fund will also incur transaction costs, such as commissions, due to the repositioning of the portfolio, as the percentage of investments expected to be sold is more than double the Fund’s typical annual portfolio turnover rate. Invesco believes that these portfolio turnover costs would total approximately $145,000 ($0.036 per share). These costs may vary due to current market conditions at the time of sale.
Voting Information
     Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Fund for which no voting instructions are given and signed voting instruction forms without specified instructions will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Contract Owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Contract Owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company. To provide voting instructions, you may simply complete, sign and return the enclosed voting instruction form or provide voting instructions by telephone or through a website established for that purpose as provided by your Participating Insurance Company. Because the proposal described in this Proxy Statement is considered “non-routine,” under the rules applicable to broker-dealers, if any shares of the Fund are held in a broker’s name, the broker will not be entitled to vote those shares if it has not received instructions from the shareholder.
     The Board has fixed the close of business on January 6, 2014, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote for each share of the Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement, the enclosed Notice of Special Meeting of Shareholders, proxy cards and voting instruction forms will be mailed on or about February 10, 2014, to all shareholders eligible to vote and to all Contract Owners eligible to provide voting instructions. The proxy material will also be available on or about February 10, 2014 at www.invesco.com/us.
     Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of the Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke a proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. If you are a Contract Owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, or by signing and forwarding to the Participating Insurance Company later-dated voting instructions. Contract Owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.
What are the Shares Outstanding?

Number of Shares
Outstanding on
Share Class	January 6, 2014
Series I shares
Series II shares
What is the Quorum Requirement and Adjournment?
     A quorum of shareholders is necessary to hold a valid shareholder meeting of the Fund. A quorum will exist if shareholders representing one-third of the outstanding shares of the Fund entitled to vote are present at the Meeting in person or by proxy.
     The presence of Participating Insurance Companies that own at least one-third of the Fund’s outstanding shares in person or by proxy at the Meeting will be sufficient to constitute a quorum, whether or not such Participating Insurance Companies have received voting instructions for all such shares. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.
     As discussed above, shares of the Fund are offered only to Participating Insurance Company Accounts as investment options under their Variable Contracts. Accordingly, as of the Record Date, shares of the Fund were only held by such Accounts. Contract Owners have the right to instruct their Participating Insurance Company on how to vote the shares attributable to their Variable Contracts, as described more fully above.

     Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.
What is the Vote Necessary to Approve the Proposal?
     The Board has unanimously approved the Proposal, subject to shareholder approval. Shareholder approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.
     Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting. As a result, abstentions and broker non-votes will have the same effect as a vote against the Proposal because approval of the Proposal requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Fund.
How Will Proxies Be Solicited and Who Will Pay?
     The Fund has engaged the services of Computershare Fund Services (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Solicitor’s costs for the Fund are currently estimated to be in the aggregate approximately $5,000. Proxies are expected to be solicited principally by mail, but the Fund, the Adviser or its affiliates or Solicitor may also solicit proxies by telephone, facsimile, or personal interview. The Fund’s officers and employees of the Adviser or its affiliates may also solicit proxies but will not receive any additional or special compensation for any such solicitation. The Fund’s officers will not receive any additional or special compensation for any such solicitation. The Adviser will pay the cost of soliciting proxies.
Will there be Other Meeting Matters?
     Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement. Under the Fund’s bylaws, business transacted at a special meeting such as this Meeting shall be limited to (i) the purpose stated in the notice and (ii) adjournment of the special meeting with regard to the stated purpose. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.
What is the Share Ownership by Large Shareholders, Management and Trustees?
     A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the Fund, owned 5% or more of the outstanding shares of a class of such Fund, can be found at Exhibit A.
     As of the Record Date, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of the Fund.
     No shares of any Fund are owned directly by the Trustees of the Trust or the Trust’s executive officers.

PROPOSAL: APPROVAL OF ELIMINATION OF A FUNDAMENTAL INVESTMENT RESTRICTION
What Am I Being Asked to Approve?
     At a meeting held on December 4, 2013, the Board, upon recommendation of the Adviser, unanimously approved a proposal to eliminate the following fundamental restriction of the Fund (the “Fundamental Restriction”):
     “Invesco V.I. Utilities Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries.”
     If the removal of the Fundamental Restriction is approved, the Adviser will transition the Fund to a managed volatility fund. As part of this transition, the Fund will also implement changes to its name, investment objective, and principal investment strategies, which were approved by the Board at a meeting held on December 4, 2013, as well as to the benchmark and portfolio managers. The Board also approved the removal of the following non-fundamental investment restriction of the Fund, which will no longer be necessary as it defines “utilities related industries” as used in the Fundamental Restriction:
     “For purposes of Invesco V.I. Utilities Fund’s fundamental investment restriction regarding industry concentration an issuer will be considered to be engaged in a utilities-related industry if (1) at least 50% of its gross income or its net sales are derived from activities in utilities-related industries; (2) at least 50% of its total assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the Fund’s portfolio manager(s) determines that its primary business is within utilities-related industries.”
     The chart set forth below summarizes the differences between the Fund as it is currently positioned and the Fund as it would be positioned if the Proposal is approved.

	Current	Proposed
Name	Invesco V.I. Utilities Fund	Invesco V.I. Managed Volatility Fund

Investment Objective	Long-term growth of capital and, secondarily, current income	Both capital appreciation and current income while managing portfolio volatility

Portfolio Managers	Meggan Walsh and Robert Botard	Thomas Bastian, James Roeder, Mary Jayne Maly, Sergio Marcheli, Chuck Burge, and Duy Nguyen

Principal Investment Strategies	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in utilities-related industries and in other instruments that have economic characteristics similar to such securities. The Fund invests predominantly in equity securities. The principal types of equity securities in which the Fund invests are common and preferred stocks.

The Fund considers an issuer to be doing business in utilities-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in utilities-related industries; (2) at least 50% of its assets are devoted to producing revenues in utilities-related industries; or (3) based on other available information, the portfolio managers determine that its primary business is within utilities-related industries. Companies in utilities-related industries may include, but are not limited to, those that produce, generate, transmit, store or distribute natural gas, oil, water or electricity as well as companies that provide telecommunications services, including local, long distance and wireless services.	The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns.

The Fund invests, under normal circumstances, at least 65% of its net assets in income-producing equity investments. Income producing equity investments are dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash). The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated investment grade. Investment grade securities are: (i) securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), or (ii) unrated securities determined by the Adviser to be of comparable quality at the time of purchase. It is also the operating policy of the Fund to invest not more than 10% of its net assets in debt securities

Current	Proposed
The Fund may invest up to 25% of its net assets in foreign securities. The Fund may invest in the securities of issuers of all capitalization sizes.

In selecting investments, the portfolio managers seek to identify issuers predominantly within the electric utility, natural gas, water and telecommunications industries. The investment team generally emphasizes issuers with solid balance sheets and operational cash flow that supports sustained or increasing dividends. Through fundamental research, financial statement analysis and multiple valuation metrics, the management team estimates a target price for each security over a two- to three-year investment horizon. The portfolio managers then construct a portfolio which they believe provides the best total return potential based on a combination of price appreciation, dividend income and a favorable risk profile.

The portfolio managers consider selling or trimming a stock when it no longer materially meets their investment criteria, including when (1) a stock reaches its fair valuation (target price); (2) there is deterioration in the capital structure; or (3) a more attractive investment opportunity presents itself.

In anticipation of or in response to market, economic, political or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.	rated BBB by S&P, Baa by Moody’s, or in unrated securities determined by the Adviser to be of comparable quality at the time of purchase. These operating policies do not apply to convertible securities which are selected primarily on the basis of their equity characteristics.

The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers. The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000 Index during the most recent 11-month period (based on month-end data) plus the most recent date during the current month. As of August 30, 2013, the capitalization of companies in the Russell 1000 Index ranged from $324 million to $442.6 billion.

The Fund may invest in real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.

The Fund may invest in securities of foreign issuers or depository receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.

A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying of a cash settlement amount on the settlement date. The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

An option is a derivative financial instrument that represents a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek alpha(return on

Current	Proposed
investments in excess of the Russell 1000 Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Adviser also employs a risk management process intended to manage the volatility level of the Fund’s annual returns.

The Adviser may sell exchange-traded futures contracts to target a maximum annual volatility level for the Fund’s returns of approximately 10%. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of those changes. To implement this volatility management strategy, the Adviser will monitor the forecasted annualized volatility of the Fund’s returns, placing a greater weight on recent historic data. The Adviser may sell futures contracts as often as daily to lower the Fund’s expected volatility level but does not expect to sell futures contracts when the Fund’s volatility level is within the target range.

Volatility is not a measure of investment performance. Volatility may result from rapid or dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Fund could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target maximum annual level.

The Fund’s target maximum annual volatility level of 10% is not a total return performance target. The Fund does not expect its total return performance to be within any specified targeted range. It is possible for the Fund to maintain its volatility at or under its target maximum annual volatility level while having negative performance returns. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets, may expose the Fund to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.

In selecting securities, the Adviser focuses on a security’s potential for income with safety of principal and long-term growth of capital. The Adviser emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Adviser may dispose of a security when it has reached the Adviser’s estimate of fair value or when the Adviser identifies a more attractive investment opportunity.

In anticipation of or in response to market, economic, political or other conditions, the Fund’s Adviser may temporarily use a different investment strategy for defensive purposes. If the Fund’s Adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

	Current	Proposed
Principal Risks	Sector Fund Risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy. This means that the Fund’s investment concentration in the sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may be more volatile than other mutual funds, and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.

Utilities Sector Risk. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings. Deregulation in the utilities industry presents special risks. Some companies may be faced with increased competition and may become less profitable.

Call Risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Convertible Securities Risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Credit Risk. The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, economic leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

☐ Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset,

Current	Proposed
reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

☐ Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

☐ Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income instruments generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

☐ Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the asset or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

☐ Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying asset that the Adviser would otherwise have attempted to avoid.

☐ Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

☐ Market Risk. Derivatives are subject to the market risks associated with their underlying asset, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

☐ Margin Risk. With respect to futures and certain swaps and options, there is a risk of loss by an underlying fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant (FCM) with which the underlying fund has an open position in a futures, swaps or options contract. The assets of an underlying fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The underlying fund is also

Current	Proposed
subject to the risk that the FCM could use the underlying fund’s assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

☐ Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

☐ Risk of Potential Increased Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent a Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests, either directly or through derivative instruments. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities held by the Fund; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities held by the Fund. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.	Foreign Securities Risk. The dollar value of the Fund’s foreign investments may be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

Current	Proposed
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses it can also reduce or eliminate gains.

Income Risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Fund’s performance.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.	Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In addition, the Fund’s investment strategy to manage volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.	Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Preferred Securities Risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.	Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the

Current	Proposed
utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Short Sales Risk. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security. The more the Fund pays, the more it will lose on the transaction, which adversely affects its share price. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.	Small- and Mid-Capitalization Risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Value Investing Style Risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Volatility Management Risk – The risk that the Adviser’s strategy for managing portfolio volatility may not produce the desired result or that the Adviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Fund will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s managed volatility strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Fund’s futures positions may not correlate with the Fund’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Fund’s direct investments in equity securities decline in value. The Fund’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The Adviser uses a combination of proprietary and third-party systems to help it estimate the Fund’s expected volatility. Based on those estimates, the Adviser may adjust the Fund’s exposure to certain markets by selling exchange-traded futures contracts in

Current	Proposed
an attempt to manage the Fund’s expected volatility. The proprietary and third-party risk models used by the Adviser may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (such as, market or trading system dysfunctions, and investor fear or over-reaction).

Zero Coupon Bonds. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

	Current	Proposed
Benchmarks	S&P 500® Index	Russell 1000 Value Index
	S&P 500® Utilities Sector Total Return Index	Barclays U.S. Government/Credit Index
	Lipper VUF Utility Funds Classification Average	Lipper VUF Equity Income Funds IX
     If shareholders approve the Proposal, the Fund will be renamed “Invesco V.I. Managed Volatility Fund, ” the investment objective, benchmark, and investment strategies will change consistent with its new name, and the portfolio managers will change as discussed in detail above. The Board may change the Fund’s name, investment objective and investment strategies without shareholder approval. If shareholders do not approve the Proposal, the Board will consider other appropriate actions for the Fund.
How Will the Proposed Elimination of the Fundamental Restriction Benefit the Fund?
     The Adviser believes, and the Board considered, that the proposed new investment strategy would greatly expand the pool of potential investments for the Fund by permitting the Fund to focus on investments outside of the utilities sector. Under the new investment strategy, the Adviser will seek to deliver both current income and capital appreciation while managing the portfolio for volatility and to provide greater downside protection versus the broad market. The changes to the Fund are expected to decrease sector-specific volatility over a full market cycle while maintaining an income bias by investing in a broader range of sectors and holding a greater number of issuers. The new investment objective and strategy will allow investors to diversify their sources of income through the Fund’s broader investment mandate, while still providing an opportunity for modest growth in capital. The Adviser noted, and the Board considered, that like most high income-seeking equity funds, the Fund’s new investment strategy is likely to underperform the broader equity market during equity market rallies but has the potential to outperform the broader equity market during periods of market stress. The Adviser believes, and the Board considered, that this change will broaden the distribution appeal of the Fund to investors seeking high current equity income with managed volatility versus the Fund’s current, single sector investment strategy. A stable or growing asset base could also minimize future operating expenses for shareholders.
     In addition, contingent on shareholder approval for the Proposal, the Total Expense Ratio will be capped to 1.03% for Series I Shares and 1.28% for Series II Shares. The reduced caps will be effective for one year following the effective date of the Fund changes described herein. The savings to the Fund’s shareholders amounts to approximately $15,000, representing Fund expenses that will be paid by the Adviser as a result of the reduced caps. The Fund’s expenses before waivers and/or reimbursements are not expected to change as a result of the implementation of the changes to the Fund described herein. The Fund currently has a contractual expense limitation of 2.00% and 2.25% for Series I and II, respectively, through June 30, 2014. The Fund does not currently waive under this limit.
What is the Federal Tax Impact of the Portfolio Repositioning Resulting from the Proposed Changes?
     For federal income tax purposes, the Contract Owners are not the shareholders of the Fund. Rather, the Participating Insurance Companies and their Accounts are the shareholders. Provided that the Variable Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or as annuity contracts under Section 72 of the Code, the repositioning will not be a taxable event for Contract Owners. This is because the Contract Owners are not taxed currently on income or gains realized under such Variable Contracts until such time that the Contract Owners draw on their Variable Contracts. Thus, the federal income tax considerations discussed below generally do not apply to Contract Owners except that such Contract Owners will bear their proportionate share of any transaction costs, such as commissions, resulting from the repositioning of the portfolio.
     The repositioning of the Fund as a managed volatility fund will result in the sale of a substantial portion of the Fund’s portfolio securities as the Fund’s portfolio managers align the portfolio with the new investment strategy. These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders of the Fund will depend upon a variety of factors, including the Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Based on net unrealized appreciation in portfolio investments at June 30, 2013 on a book basis, the Fund would realize an estimated $14,580,000 of capital gains ($3.86 per share; 22.04% of NAV), assuming that 95% of its portfolio investments are sold on a pro-rata basis. However, in light of the tax-favored status of the Fund’s shareholders, which are separate accounts of life insurance companies, neither the sale by the Fund of a substantial portion of its assets nor the distribution by the Fund of any such realized capital gains should result in any material adverse federal income tax consequences to shareholders.

     The Fund will also incur transaction costs, such as commissions, due to the repositioning of the portfolio, as the percentage of investments expected to be sold is significantly higher than the Fund’s typical annual portfolio turnover rate. Invesco believes that these portfolio turnover costs would total approximately $145,000 ($0.036 per share).
     The above considerations are general in nature and Contract Owners should ask their own tax advisors for more information on their own tax situation.
When Will the Proposal Be Implemented?
     The Board anticipates that if the Proposal is approved by shareholders, the changes to the Fund described in this Proxy Statement will be effective April 30, 2014 after the Meeting and upon appropriate disclosure being made in the Fund’s Prospectus and Statement of Additional Information (“SAI”).
What is the Board’s Recommendation on the Proposal?
     At in-person meetings held on December 4, 2013, the Board considered the recommendation of the Adviser to eliminate the Fundamental Restriction. The Board considered all relevant factors, including the potential impact of the Proposal and the related changes on the Fund. Following its consideration of these matters, the Board unanimously approved the Proposal.
     The Board, including the independent trustees of the Board, unanimously recommends that you vote “FOR” the Proposal.
Is there any Pending Litigation?
     The Fund is not involved in any material litigation.
ADDITIONAL INFORMATION
Who is the Fund’s Investment Adviser and Administrator?
     Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the investment adviser and administrator for the Fund.
Who Are the Fund’s Current Sub-Advisers?
     The following affiliates of the Adviser (collectively, the “affiliated sub-advisers”) serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund:
     Invesco Asset Management Deutschland GmbH, located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322.
     Invesco Asset Management Limited, located at 30 Finsbury Square, London, United Kingdom EC2A 1AG.
     Invesco Asset Management (Japan) Limited, located at Roppongi Hills Mori Tower 14F, 6-10-1, Roppongi, Minato-ku, Tokyo 106-6114, Japan.
     Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Victoria 3000, Australia.
     Invesco Hong Kong Limited, located at 41/F Citibank Tower, 3 Garden Road, Central, Hong Kong.

     Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036.
     Invesco Canada Ltd., located at 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada M2N 6X7.
Who Is the Fund’s Principal Underwriter?
     Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, is the principal underwriter for the Fund.
Where can I find additional information about the Fund?
     Additional information about the Fund is available in the:
•	Fund Prospectus;

•	Fund Annual and semi-annual reports to shareholders; and

•	Fund SAI.
     These documents are on file with the Securities and Exchange Commission (the “SEC”). The current prospectus of the Fund dated April 29, 2013, as amended, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement. The SAI, dated April 29, 2013, also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement. The Fund’s Prospectus, the most recent annual reports to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual reports to shareholders of the Fund have been previously mailed to shareholders and are available on the Fund’s website at www.invesco.com/us.
     Copies of all of these documents are available upon request without charge by visiting or writing to the Fund, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, or calling (800) 410-4246. Copies of the Fund’s prospectuses and SAI are also available upon request and without charge by calling the Participating Insurance Company which issued your Variable Contract.
     You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.
     These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund.

EXHIBIT A
OWNERSHIP OF SHARES OF THE FUND
Significant Holders
     Listed below is the name, address and percent ownership of each person who, as of January 6, 2014, to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to “control” the fund as defined in the Investment Company Act of 1940, as amended. Such control may affect the voting rights of other shareholders.

		Number	Percent
		of Shares	of Class
Name and		Owned of	Owned of
Address of Record Owner	Class of Shares	Record	Record (*)

(*)	The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this proxy card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO V.I. UTILITIES FUND (the “Fund”) AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (the “Trust”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2014 The undersigned hereby appoints John M. Zerr, Sheri Morris and Peter Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 26, 2014, at 2:00 p.m., Eastern time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. NOTE: If you vote by telephone or on the Internet, please do NOT return this proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity. Signature Signature Date PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 26, 2014. The Proxy Statement is available at: https://www.proxy-direct.com/inv-25149 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: To vote in accordance with the Board's recommendation mark this box. No other vote is necessary. FOR AGAINST ABSTAIN To approve the elimination of the Fund's fundamental investment restriction that requires the Fund to concentrate (as that term may be defined or interpreted by the Investment Company Act of 1940, as amended, and by the federal securities laws, interpretations and exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.